EXHIBIT A
to
Fund Services Agreement

List of Funds

Fund Name	Effective Date	End Date of Initial Term
CBOE Vest S&P 500® Buffer Protect Strategy Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (January) Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (February) Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (March) Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (April) Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (May) Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (June) Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (July) Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (August) Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (September) Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (October) Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (November) Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Buffer Protect Strategy (December) Fund	August 1, 2016	July 31, 2019
CBOE Vest Defined Distribution Strategy Fund	August 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy Fund	November 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy (January) Fund	November 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy (February) Fund	November 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy (March) Fund	November 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy (April) Fund	November 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy (May) Fund	November 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy (June) Fund	November 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy (July) Fund	November 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy (August) Fund	November 1, 2016	July 31, 2019

August 24, 2016

CBOE Vest S&P 500® Enhanced Growth Strategy (September) Fund	November 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy (October) Fund	November 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy (November) Fund	November 1, 2016	July 31, 2019
CBOE Vest S&P 500® Enhanced Growth Strategy (December) Fund	November 1, 2016	July 31, 2019

August 24, 2016